A Leading Owner of Medical Of_f_ice Buildings PORTFOLIO & ACQUISITIONS HEALTHCARE TRUST OF AMERICA, INC. VICTOR FARRIS BUILDING WEST PALM BEACH, FL Exhibit 99.1

MEDICAL OFFICE BUILDING SPECIALIST BUILDING TYPE » Growing Healthcare Sector » Internal Growth From Dedicated Management » External Growth Capacity » Investment Grade Balance Sheet HEALTHCARE TRUST OF AMERICA, INC. 90% 5%5% MEDICAL OFFICE BUILDING SENIOR CARE HOSPITAL FOREST PARK MEDICAL CENTER TOWER DALLAS, TX Healthcare Trust of America, Inc. (NYSE: HTA), a publicly traded real estate investment trust, is one of the largest dedicated owners of medical office buildings (MOBs) in the country. It was formed in 2006 and has been headquartered in Scottsdale, AZ since it moved to self-management in 2009. Since its formation, the company has invested over $2.8 billion in healthcare real estate, creating a portfolio of primarily medical office buildings that totals over 13.6 million square feet that are located in 27 states throughout the United States. Healthcare is a dynamic and growing sector that is undergoing significant changes. The real estate associated with it is critical to the long term delivery of healthcare and requires a dedicated real estate partner for long term success. HTA has developed an internal property management and leasing platform that currently operates over 11 million square feet of space. It does this on a local level through its regional offices in Scottsdale, Charleston, Atlanta, and Indianapolis.

HEALTHCARE IS CHANGING There are several macroeconomic trends that are changing the healthcare industry today. The implementation of the Affordable Care Act is expected to add between 25 and 35 million new insured individuals. The U.S. population is aging, with the number of elderly Americans growing at significant rates. As a result of these trends, healthcare activity is projected to grow significantly faster than the rest of the U.S. economy. Even more importantly, regulatory and technological changes are pushing healthcare into more cost efficient and integrated outpatient settings. Procedures that were once relegated to the hospital are moving into the medical office. Physicians and health systems are grouping together to increase their overhead efficiency and invest in new technology. Healthcare is increasingly being provided in part by nurses, physician assistants, and allied health providers – a key reason that healthcare is expected to be the fastest growing employment sector of this decade. INSTITUTIONAL ASSET MANAGEMENT Over the last several decades, most real estate sectors in the United States have become predominately owned and operated by institutional entities. These institutions provide a level of professional services, building efficiency, and capital commitment that result in greater value to tenants in the long run. The medical office sector is one of the last remaining sectors that have not benefited from this trend. That is starting to change as healthcare real estate has started to migrate into the hands of the most efficient owners and operators, including public REITs. These entities have the real estate expertise, long term view, and access to capital that it takes to operate in the current environment. HTA recognizes that healthcare providers in the U.S. have specialized real estate requirements. To meet these needs, HTA has focused its investment strategy on key critical MOBs located on or around leading health system campuses. It has also developed one of the industry’s most comprehensive asset management platforms focused on medical office buildings – with over 11 million square feet of space currently under in-house management. These services include property management, leasing, accounting, and construction and facilities management. These services are provided locally and are operated through our four regional headquarters. Our focus is on providing our healthcare partners with the most efficient buildings that allow our tenants to focus on what they do best – deliver top notch healthcare services. DEDICATED INVESTMENT PHILOSOPHY Over the last 5 years, HTA has been the leading investor in targeted, medical office buildings. We are dedicated to the medical office sector, allowing our acquisitions team to develop long- term relationships with healthcare systems, developers, brokers, operators, and other key industry participants in this space. We invest in real estate that will continue to be core, critical to the delivery of healthcare in this changing environment, with an eye towards complementing our existing portfolio and asset management platform. Given our size, we can focus on the mid-sized transactions, underwriting each individual asset we acquire, while continuing to improve our returns for our shareholders. The healthcare industry is growing and changing with considerable speed. At Healthcare Trust of America, Inc., we understand these changes and are partnering with the leading healthcare systems and providers of today to create the healthcare of tomorrow. ENTERPRISE PLATFORM FOR DYNAMIC HEALTHCARE REAL ESTATE HTA KEY FACTS – JUNE 30, 2013: % Medical Office Buildings: 90% Investment: $2.8 Billion* Gross Leasable Area (SF): 13.6 Million* On-Campus Aligned: 96% Occupancy: 91% Tenant Retention: 85% % of Properties on In-House Platform: 89% Credit Rated Tenants: 58% Investment Grade Credit Ratings: BBB- / Baa3 Leverage: 30.3% 42% 58% CREDIT TENANTS NOT RATED CREDIT RATED TENANTS ACQUISITIONS BY YEAR 413M 543M 456M 802M 295M 241M 68M $0 2007 2008 2009 2010 2011 2012 2013 $100M $200M $300M $400M $500M $700M $900M $600M $800M * Includes 3Q13 investments * Includes mortgage notes receivable

KEY HEALTH SYSTEM RELATIONSHIPS

Banner Health	**BANNER HEALTH** (AA-), based in **Phoenix, Arizona**, is one of the largest non-profit hospital systems in the United States. It operates 24 acute care hospitals and health care facilities and employs more than 36,000 people. In addition to basic emergency and medical services the organization provides level 1 trauma services, organ transplants, hospice, long-term/ home care, rehabilitation services, behavioral health services, and is also involved in cutting edge research.
fp	**FOREST PARK MEDICAL CENTER**, headquartered in **Dallas, Texas**, is a leading physician-owned health system focused on private-pay hospitals in key markets. With medical center locations in Dallas and Frisco, and plans to expand to Southlake, Fort Worth, Austin, and San Antonio, Forest Park will include over 280 beds and 70 operating suites upon completion, in world-class facilities.
GREENVILLE HOSPITAL SYSTEM UNIVERSITY MEDICAL CENTER	**GREENVILLE HOSPITAL SYSTEM** (A1), located in **Greenville, South Carolina**, is a nonprofit academic delivery system and is one of the largest health systems in the state of South Carolina with five medical campuses, outpatient centers, wellness centers, long-term care facilities, and research and academics – including the University of South Carolina School of Medicine-Greenville. The system has 1,268 beds, approximately 1,271 physicians included in medical staff, and approximately 10,925 employees.
HIGHMARK.	**HIGHMARK** (A), based in **Pittsburgh, Pennsylvania**, is among the largest health insurers in the United States and the fourth largest Blue Cross and Blue Shield-affiliated company. In 2013, Highmark and West Penn Allegheny combined to create an integrated care delivery model which they believe will preserve an important community asset that provides high-quality, efficient health care for patients. Highmark's mission is to be the leading health and wellness company.
HEALTH	**INDIANA UNIVERSITY HEALTH** (A1), based in **Indianapolis, Indiana**, is Indiana's most comprehensive healthcare system. A unique partnership with Indiana University School of Medicine, one of the nation's leading medical schools, gives patients access to innovative treatments and therapies. IU Health is comprised of hospitals, physicians and allied services dedicated to providing preeminent care throughout Indiana and beyond.
Piedmont HEALTHCARE	**PIEDMONT HEALTHCARE** (Aa3), based in **Atlanta, Georgia**, is the Atlanta region's premier community healthcare system. Founded in 1905, Piedmont is driven by the mission to create a system committed to compassion, advanced treatments, access to care and strong connections to make their patients, communities and region better. What started as a single hospital a century ago has grown into an integrated healthcare system with five hospitals and close to 100 physician and specialist offices across greater Atlanta and North Georgia.
Steward	**STEWARD HEALTH CARE SYSTEM** (B), located in **Boston, Massachusetts**, is the largest fully integrated community care organization and community hospital network in New England. Steward is the third largest employer in Massachusetts with more than 17,000 employees serving more than one million patients annually. The system includes 11 hospitals and over 2,000 beds that reach over 150 communities in the greater Boston area. Other Steward Health Care entities include Steward Physician Network, and Steward Home Care and Hospice, Laboure College and Por Cristo.
Wellmont Health System	**WELLMONT HEALTH SYSTEM** (BBB+), Wellmont Health System is a leading healthcare provider in the Tri-Cities region of **Northeast Tennessee and Southwest Virginia**. Formed in 1996, Wellmont is a not-for-profit, integrated health system guided by the mission to deliver superior health care with compassion and a vision to deliver the best health care anywhere. Wellmont provides a continuum of services ranging from community-based acute care to highly specialized tertiary services, including nationally recognized cardiology care.

Regional Asset Management Of_f_ice Portfolio Property Key Markets SOUTH/SOUTHWEST SCOTTSDALE, AZ GLA: 3.9M SF MIDWEST INDIANAPOLIS, IN GLA: 3.1M SF NORTHEAST CHARLESTON, SC GLA: 2.6M SF SOUTHEAST ATLANTA, GA GLA: 4.0M SF HTA’S NATIONAL PORTFOLIO PRESENCE PRESENCE IN 27 STATES*KEY MARKET PRESENCE KEY MARKETS SQUARE FEET % OF PORTFOLIO Phoenix, AZ 1,153,000 8.5% Pittsburgh, PA 1,093,000 8.0% Greenville, SC 965,000 7.1% Albany, NY 879,000 6.5% Indianapolis, IN 850,000 6.2% Houston, TX 692,000 5.6% Dallas, TX 682,000 3.2% Atlanta, GA 597,000 4.4% Miami, FL 428,000 3.2% Boston, MA 359,000 2.6% OTHER 30% AZ 11%TX 12% IN10% SC 9% PA 9% FL 7% NY 7%GA5%* Based on GLA HTA has properties in 27 states, with significant investments in Texas, Arizona, South Carolina, Indiana, Georgia, New York and Florida. * Portfolio information is as of June 30, 2013, inclusive of 3Q13 investments

STRATEGIC RATIONALE In September 2013, HTA acquired the South Florida Tenet Portfolio from a regional firm that specializes in South Florida medical real estate. This firm acquired these properties directly from Tenet Healthcare during the economic downturn and spent considerable time and capital improving the management and efficiency of the buildings. This repositioning has resulted in renewed leasing momentum, with improving occupancy and positive renewal rates, although we believe significant upside remains. This acquisition allows HTA to establish a sizeable presence in the attractive South Florida market. This geography has experienced significant population growth and economic recovery over the last 2 years. With its warm climate and low cost of living, it continues to be a premier retirement destination. Its population could also benefit from the continued roll out of the Affordable Care Act. All of these factors bode well for future healthcare real estate fundamentals. This acquisition also established a strategic partnership with a regional firm with specialized knowledge and relationships in this geographic area. This firm will continue to manage this portfolio and has provided HTA with preferential acquisition rights on additional properties it has and may have the future in the area. KEY STATISTICS Location: Florida (Miami – West Palm Beach) Buildings: 6 on-campus properties / 4 campuses Total Investment: $62.8 million GLA: 428k square feet Occupancy at closing: 88% Acquired: September 2013 Price / SF: $147 Health System Affiliation: Tenet Healthcare ACQUISITION CASE STUDY – SOUTH FLORIDA TENET PORTFOLIO HEALTHCARE TRUST OF AMERICA, INC. NORTH SHORE MEDICAL ARTS FORT LAUDERDALE, FL

HEALTHCARE TRUST OF AMERICA, INC. VICTOR FARRIS MEDICAL OFFICE BUILDING WEST PALM BEACH, FL PALMETTO MEDICAL PLAZA HIALEAH, FL GOOD SAMARITAN MEDICAL CENTER VICTOR FARRIS MEDICAL OFFICE BUILDING

STRATEGIC RATIONALE Since late 2012, HTA has acquired three class A medical office buildings located on 2 Forest Park Medical Center campuses. The properties were acquired in distinct transactions, directly from their developer and affiliates of the hospital system. The MOBs are located in the Dallas MSA, one of the country’s fastest growing and economically dynamic areas, and a key target market for HTA. Forest Park is a leading physician-owned health system that offers state of the art medicine in world-class facilities. This unique operating model attracts the top independent physician groups in the area, and eliminates any government reimbursement risk. The facilities are designed to offer a relaxing experience for patients and ensure a high quality experience. The health system was founded with their Forest Park Medical Center – Dallas campus and has now expanded to include 6 hospitals, including 3 currently under development. For HTA, the Forest Park represents a long term relationship with a growing health system that is positioned for the next generation of health care. It also demonstrates HTA’s ability to partner with regional developers that are developing much of the new medical facilities coming online today. KEY STATISTICS Location: Texas (Dallas MSA) Buildings: 3 on-campus properties / 2 campuses Total Investment: $103.3 million GLA: 279k square feet Occupancy at closing: 100% Acquired: 2012 / 2013 Seller: Regional Developer Health System Affiliation: Forest Park Medical Center ACQUISITION CASE STUDY – DALLAS / FRISCO HEALTHCARE TRUST OF AMERICA, INC. FOREST PARK MEDICAL CENTER TOWER DALLAS, TX

HEALTHCARE TRUST OF AMERICA, INC. FOREST PARK MEDICAL CENTER PAVILION DALLAS, TX FOREST PARK MEDICAL CENTER – FRISCO FRISCO, TX

ACQUISITION CASE STUDY – LINCOLN MEDICAL CENTER


LINCOLN MEDICAL CENTER
PARKER, CO

KEY STATISTICS

Location: Parker, CO (Denver MSA)
Buildings: 1 off-campus, affiliated
Total Investment: $42 million
GLA: 115k square feet, plus 4 acres of adjacent land
Occupancy at closing: 95%
Acquired: July 2013
Seller: Regional Developer
Key Tenants: HCA - HealthOne


Arvada
Denver
Aurora
Littleton
Centennial
Highlands Ranch
Recent Acquisition
HTA Owned MOB

STRATEGIC RATIONALE

The Lincoln Medical Center ("LMC") continues HTA's strategy of acquiring high quality MOBs in key locations from long term developer relationships. LMC is a multi-tenanted, Class A MOB located in the affluent Denver suburb of Parker, Colorado, a submarket with less than 5% office/medical office vacancy. The purchase included a 4 acre parcel of adjacent land that will allow for an additional 40,000 square foot expansion in the future.

The LMC is strategically positioned in between two leading acute care hospitals, and is located next to a physician owned rehab hospital. The building is anchored by a surgery center joint venture between HCA and the physician tenants and has attracted a diverse mix of physician specialties. This mix allows for favorable referral patterns and provides for long-term tenant interest in the building.

The property was acquired directly from a Colorado-focused, regional developer. This is the third property that HTA has acquired from this group. From an internal perspective, this acquisition brings HTA's Denver portfolio up to 260,000 square feet, enabling it to more efficiently manage its properties in the geographic area.

ALLOwS FOR CONTINUED EXPANSION LINCOLN MEDICAL CENTER PARKER, CO

STRATEGIC RATIONALE KEY STATISTICS The Texas A&M Health Science Center (“HSC”) represents HTA’s focus on acquiring critical real estate that is positioned for the future of healthcare in the United States. The HSC is located on the new Texas A&M health sciences campus in Bryan/ College Station, Texas. This building is 100% leased and includes an attractive mix of clinical, research, and educational tenants. The tenants are primarily affiliated with Texas A&M University and Blinn College. These tenants are committed under long term leases which include 3% annual rent escalators. We believe that the university medical centers are becoming key centers for healthcare of the future. First, they are increasingly training the healthcare providers of the future – physicians, nurses, and physician assistants, which will be the fastest growing part of the job market. In addition, they are becoming key innovators and hubs for healthcare research that will be critical for the future of healthcare delivery. This represents a closely related segment of the medical office market that represents additional opportunities for investment in the future. Location: Bryan, Texas (College Station) Buildings: 1 on-campus Total Investment: $39.8 million GLA: 124k square feet Occupancy at closing: 100% Acquired: March 2013 Seller: Regional Developer Key Tenants: Texas A&M (Moody’s A) and Blinn College (A) ACQUISITION CASE STUDY – TEXAS A&M HEALTH SCIENCE CENTER TEXAS A&M HEALTH SCIENCE CENTER BRYAN, TX

STRATEGIC RATIONALE The Monroeville acquisition allowed HTA to utilize its existing in-house management platform to expand in the rebounding Pittsburgh market. It also demonstrated HTA’s ability to source off-market deals and enter into new healthcare relationships. The Monroeville property is a multi-tenant, medical office complex located in the Pittsburgh suburb of Monroeville, PA. The Monroeville asset is 98% occupied and is located adjacent to the new UPMC East hospital. UPMC serves as a major tenant in this multi-tenanted asset. This acquisition allows HTA to expand its well-performing Pittsburgh portfolio and increase the efficiencies of its in-house property management and leasing team. Pittsburgh is now HTA’s second largest market, with over 1.1 million square feet of space. It is also one of HTA’s best performing markets, with high levels of occupancy and increasing market rents. HTA brought the Pittsburgh market onto its in-house property management platform in 2012, providing the infrastructure to efficiently operate these new buildings. KEY STATISTICS Location: Monroeville, PA (Pittsburgh MSA) Buildings: 2 adjacent to campus Total Investment: $15 million GLA: 115k square feet Occupancy at closing: 98% Acquired: July 2013 Seller: Regional real estate firm Key Tenants: UPMC (S&P A) ACQUISITION CASE STUDY – PITTSBURGH MONROEVILLE MEDICAL OFFICE BUILDING MONROEVILLE, PA

2012 ACQUISITIONS PENN AVENUE PLACE | $54 MILLION | 558K SQUARE FEET PITTSBURGH, PA ST. ELIZABETH’S MEDICAL OFFICE BUILDING | STEWARD | $100 MILLION | 12 PROPERTIES | 359K SQUARE FEET BOSTON, MA

RUSH MEDICAL OFFICE BUILDING | $54 MILLION | 130K SQUARE FEET OAK PARK, IL ST. JOHN PROVIDENCE | $54 MILLION | 202K SQUARE FEET NOVI, MI

H e a l t h c a r e M a n a g e m e n t o f A m e r i c a , I n c . Forward-Looking StatementS: Certain statements contained in this report constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements include, in particular, statements about our plans, strategies and prospects and estimates regarding future medical office market performance. Such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our perfor- mance in future periods. Forward-looking statements are generally identifiable by use of the terms such as “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward looking statements speak only as of the date made and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Any such forward-looking statements reflect our current views about future events, are subject to unknown risks, uncertainties, and other factors, and are based on a number of assump- tions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide dividends to stockholders, and maintain the value of our real estate properties, may be significantly hindered. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, is included herein and in our other filings with the SEC.

H e a l t h c a r e M a n a g e m e n t o f A m e r i c a , I n c . HEALTHCARE TRUST OF AMERICA, INC. | NYSE: HTA 16435 North Scottsdale Road, Suite 320 | Scottsdale, AZ 85254 p: 480.998.3478 | f: 480.991.0755 | www.htareit.com